UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 24, 2000


                              PRIVATEBANCORP, INC.
             (Exact name of Registrant as specified in its charter)

                          -----------------------------


           DELAWARE                   000-25887                 36-3681151
(State or other jurisdiction   (Commission file number)      (I.R.S. employer
      of incorporation)                                    identification no.)

           TEN NORTH DEARBORN                                      60602
           CHICAGO, ILLINOIS                                     (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (312) 683-7100


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.
         ------------

         On April 24, 2000, PrivateBancorp, Inc. (the "Company") announced its earnings results for the quarter ended March 31, 2000. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.


ITEM 7(c).  EXHIBITS.
            --------

Exhibit 99.1   Press Release dated April 24, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRIVATEBANCORP, INC.



Date:  April 24, 2000                   By:  /s/ RALPH B. MANDELL
                                             --------------------
                                             Ralph B. Mandell
                                             Chairman of the Board and Chief
                                             Executive Officer

                                INDEX TO EXHIBITS


Exhibit
-------

99.1      Press Release dated April 24, 2000.